Exhibit (h)(18)

AMENDMENT NUMBER 5 TO SUB-ADMINISTRATION AGREEMENT

This Amendment to the Sub-Administration Agreement (the “Amendment”) is made as of December 1, 2021 by and between MML Investment Advisers, LLC (the “Administrator”) and State Street Bank and Trust Company, a Massachusetts trust company (the “Sub-Administrator”). Capitalized terms not defined herein have the meanings ascribed to them in the Agreement.

WHEREAS, the Administrator and the Sub-Administrator entered into a Sub-Administration Agreement dated as of April 1, 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the Administrator and the Sub-Administrator desire to amend the Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       Amendment

MassMutual Advantage Funds, and each of its series as listed on Appendix A, are hereby added to the Agreement. In accordance with the appointment provision of Section 1 of the Agreement, effective December 1, 2021, Appendix A to the Agreement is amended and restated in its entirety and replaced with a new Appendix A annexed hereto.

2.       Section 8(a) of the Agreement is updated as follows:

To the Administrator:

MML Investment Advisers, LLC

1295 State Street

Springfield, MA 01111

Attention: Douglas Steele

To any Trust:

[Name of Trust]

1295 State Street

Springfield, MA 01111

Attention: President of the Trust

With a copy to: Secretary of the Trust

To the Bank:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Client Manager, MassMutual

With a copy to:

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Attention: Fund Administration Legal Department

3.       Miscellaneous

(a)	Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect.

(b)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature Page follows.]

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Kevin Murphy
Name:	Kevin Murphy
Title:	Managing Director

MML INVESTMENT ADVISERS, LLC

By:	/s/ Douglas Steele
Name:	Douglas Steele
Title:	Vice President

ACKNOWLEDGED AND Accepted BY MASSMUTUAL SELECT FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

ACKNOWLEDGED AND Accepted BY MASSMUTUAL PREMIER FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

ACKNOWLEDGED AND Accepted BY MASSMUTUAL ADVANTAGE FUNDS

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

ACKNOWLEDGED AND Accepted BY MML SERIES INVESTMENT FUND

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

ACKNOWLEDGED AND Accepted BY MML SERIES INVESTMENT FUND II

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Appendix A

MassMutual Select Funds

Portfolios

MassMutual Blue Chip Growth Fund
MassMutual Diversified Value Fund
MassMutual Equity Opportunities Fund
MassMutual Fundamental Growth Fund
MassMutual Fundamental Value Fund
MassMutual Growth Opportunities Fund
MassMutual Mid Cap Growth Fund
MassMutual Mid Cap Value Fund
MassMutual Overseas Fund
MassMutual Small Cap Growth Equity Fund
MassMutual Small Cap Value Equity Fund
MassMutual Small Company Value Fund
MassMutual Strategic Bond Fund
MassMutual Total Return Bond Fund
MassMutual Select BlackRock Global Allocation Fund
MM MSCI EAFE® International Index Fund
MM Russell 2000® Small Cap Index Fund
MM S&P 500® Index Fund
MM S&P® Mid Cap Index Fund
MassMutual 20/80 Allocation Fund
MassMutual 40/60 Allocation Fund
MassMutual 60/40 Allocation Fund
MassMutual 80/20 Allocation Fund
MassMutual RetireSMARTSM by JP Morgan 2020 Fund
MassMutual RetireSMARTSM by JP Morgan 2025 Fund
MassMutual RetireSMARTSM by JP Morgan 2030 Fund
MassMutual RetireSMARTSM by JP Morgan 2035 Fund
MassMutual RetireSMARTSM by JP Morgan 2040 Fund
MassMutual RetireSMARTSM by JP Morgan 2045 Fund
MassMutual RetireSMARTSM by JP Morgan 2050 Fund
MassMutual RetireSMARTSM by JP Morgan 2055 Fund
MassMutual RetireSMARTSM by JP Morgan 2060 Fund
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund
MM Equity Asset Fund
MassMutual Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund

MassMutual Select T. Rowe Price Emerging Markets Bond Fund
MassMutual Select T. Rowe Price International Equity Fund
MassMutual Select T. Rowe Price Large Cap Blend Fund
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
MassMutual Select T. Rowe Price Real Assets Fund
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

MassMutual Premier Funds

Portfolios

MassMutual Balanced Fund
MassMutual Core Bond Fund
MassMutual Disciplined Growth Fund
MassMutual Disciplined Value Fund
MassMutual Diversified Bond Fund
MassMutual Global Fund
MassMutual High Yield Fund
MassMutual Inflation-Protected and Income Fund
MassMutual International Equity Fund
MassMutual Main Street Fund
MassMutual Short-Duration Bond Fund
MassMutual Small Cap Opportunities Fund
MassMutual Strategic Emerging Markets Fund
MassMutual U.S. Government Money Market Fund

MassMutual Advantage Funds

Portfolios

MassMutual Emerging Markets Debt Blended Total Return Fund
MassMutual Global Credit Income Opportunities Fund
MassMutual Global Emerging Markets Equity Fund
MassMutual Global Floating Rate Fund

MML Series Investment Fund

Portfolios

MML Aggressive Allocation Fund
MML American Funds Core Allocation Fund
MML American Funds Growth Fund
MML American Funds International Fund
MML Balanced Allocation Fund
MML Blue Chip Growth Fund
MML Conservative Allocation Fund
MML Equity Income Fund
MML Equity Index Fund
MML Focused Equity Fund
MML Foreign Fund
MML Fundamental Equity Fund
MML Fundamental Value Fund
MML Global Fund
MML Growth Allocation Fund
MML Growth & Income Fund
MML Income & Growth Fund
MML International Equity Fund
MML Large Cap Growth Fund

MML Managed Volatility Fund
MML Mid Cap Growth Fund
MML Mid Cap Value Fund
MML Moderate Allocation Fund
MML Small Cap Growth Equity Fund
MML Small Company Value Fund
MML Small/Mid Cap Value Fund
MML Total Return Bond Fund

MML Series Investment Fund II

Portfolios

MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Momentum Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML iShares® 60/40 Allocation Fund
MML iShares® 80/20 Allocation Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Special Situations Fund
MML Strategic Emerging Markets Fund
MML U.S. Government Money Market Fund